EXHIBIT 99.1

RCM TECHNOLOGIES, INC.

2025 OMNIBUS EQUITY COMPENSATION PLAN

Effective December 18, 2025

RCM TECHNOLOGIES, INC.

2025 OMNIBUS EQUITY COMPENSATION PLAN

Section 1.                 Purpose

The purpose of the RCM Technologies, Inc. 2025 Omnibus Equity Compensation Plan (the “Plan”) is to provide designated (i) Employees of RCM and its Subsidiaries, (ii) Non-Employee Directors of RCM and its Subsidiaries, and (iii) Consultants who perform services for RCM and its Subsidiaries, with the opportunity to receive grants of Options, SARs, Stock Units, Stock Awards, Dividend Equivalents and Other Stock-Based Awards. RCM believes that the Plan will encourage the Participants to contribute materially to the growth of RCM, thereby benefiting RCM’s stockholders, and will align the economic interests of the Participants with those of the stockholders.

The Plan shall be effective as of December 18, 2025, which is the date of approval by the RCM’s stockholders (the “Effective Date”) at RCM’s 2025 annual meeting of stockholders. Unless otherwise defined elsewhere in the Plan, all capitalized terms shall be as defined in Section 2 below.

Section 2.                 Definitions

Whenever used in this Plan, the following terms will have the respective meanings set forth below:

(a)               “Board” means the Board of Directors of RCM.

(b)               “Change in Control” means the occurrence of any of the following events, each of which shall be determined independently of the others:

(i)               the consummation of a merger, consolidation or reorganization approved by the Company’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially own the Company’s outstanding voting securities immediately prior to such transaction;

(ii)              the consummation of the sale or other disposition of all, or substantially all, of the Company’s assets;

(iii)             the consummation of any single transaction, or series of related transactions in a twelve (12) month period ending on the date of the initial transaction, pursuant to which any person or any group of persons comprising a “group” within the meaning of Rule 13d-5(b)(1) under the Exchange Act (other than the Company or person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Company) becomes directly or indirectly the beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act) of more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Company or the acquisition of outstanding securities held by one or more of the Company’s stockholders; or

(iv)             during any twelve (12) month period, the date on which individuals who at the beginning of such period constituted the Board cease for any reason to constitute at least a majority of the Board, unless each new director was approved by a vote of at least a majority of the directors then still on the Board who were members of the Board at the beginning of such period.

Notwithstanding the foregoing, the Committee may modify the definition of a Change in Control for a particular Grant as the Committee deems appropriate to comply with section 409A of the Code.

(c)               “Clawback Policy” shall mean any applicable clawback policy approved by the Board, as in effect from time to time, whether approved before or after a Grant is awarded.

(d)               “Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

(e)               “Committee” means the Compensation Committee of the Board or its delegate or successor, or such other committee appointed by the Board to administer the Plan or its delegate or successor. The Committee shall consist of two (2) or more persons appointed by the Board, each of whom shall qualify as a “non-employee director” as defined under Rule 16b-3(b)(3) promulgated under the Exchange Act and an “independent director,” as determined in accordance with the independence standards established by the stock exchange on which the Stock is at the time primarily traded.

(f)                “Company” means RCM or any Subsidiary.

(g)               “Consultant” means an advisor or consultant who performs bona fide services for the Company, the services are not in connection with the offer or sale of securities in a capital-raising transaction, and the Consultant does not directly or indirectly promote or maintain a market for RCM’s securities.

(h)               “Date of Grant” means the date a Grant is effective; provided, however, that no retroactive Grants will be made.

(i)                 “Dividend Equivalent” means an award of a dividend equivalent, as described in Section 11.

(j)                 “Employee” means an employee of the Company (including an officer or director who is also an employee).

(k)               “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l)                 “Fair Market Value” means, as of any date, unless otherwise required by any applicable provision of the Code or any regulations thereunder, (i) if the Stock is listed on a national securities exchange, the last reported sales price during regular trading hours on the relevant date or, if there were no trades on that date, the last reported sales price during regular trading hours on the latest preceding date upon which a sale was reported; (ii) if the Stock is not so listed or traded, the mean between the last reported “bid” and “asked” price thereof on the relevant date, as reported on a national securities exchange; or (iii) if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable, and as the Committee determines.

(m)             “Grant” means an Option, SAR, Stock Unit, Stock Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

(n)               “Grant Letter” means the written agreement that sets forth the terms and conditions of a Grant, including all amendments thereto.

(o)               “Incentive Stock Option” means a stock option that is intended to meet the requirements of section 422 of the Code, as described in Section 7.

(p)               “Non-Employee Director” means a member of the Board, or a member of the board of directors of a Subsidiary, who is not an employee of the Company.

(q)               “Nonqualified Stock Option” means a stock option that is not intended to meet the requirements of section 422 of the Code, as described in Section 7.

(r)                “Option” means an Incentive Stock Option or Nonqualified Stock Option to purchase shares of Stock at an Option Price for a specified period of time.

(s)                “Option Price” means an amount per share of Stock purchasable under an Option, as designated by the Committee.

(t)                 “Other Stock-Based Award” means any Grant based on, measured by or payable in Stock (other than Grants described in Sections 7, 8, 9, 10 and 11), as described in Section 12.

(u)               “Parent” means a “parent corporation,” as defined in section 424(e) of the Code, of RCM.

(v)               “Participant” means an Employee, Consultant or Non-Employee Director designated by the Committee to receive a Grant under the Plan.

(w)             “RCM” means RCM Technologies, Inc., a Nevada corporation and any successor thereto.

(x)               “SAR” means an award of a stock appreciation right, as described in Section 8.

(y)               “Stock” means the common stock, par value $0.05 per share, of RCM or such other securities of RCM as may be substituted for Stock pursuant to Sections 5(d) or 17.

(z)               “Stock Award” means an award of Stock, as described in Section 10.

(aa)            “Stock Unit” means an award of a phantom unit, representing one or more shares of Stock, as described in Section 9.

(bb)           “Subsidiary” means a “subsidiary corporation,” as defined in section 424(f) of the Code, of RCM.

(cc)            “Successor Participant” means the personal representative or other person entitled to succeed to the rights of the Participant in accordance with Section 15.

Section 3.                 Administration

(a)               Committee. The Plan shall be administered and interpreted by the Committee. Day to day administrative functions may be performed by employees of RCM, as approved by the Committee.

(b)               Committee Authority. The Committee shall have the sole authority to (i) determine the Employees, Consultants and Non-Employee Directors to whom Grants shall be made under the Plan; (ii) determine the type, size and terms of the Grants to be made to each Participant; (iii) determine the time when the Grants will be made and the duration of any applicable exercise, vesting or restriction period, including the criteria for exercisability, vesting and lapse of any restriction period, and the acceleration of exercisability, vesting and lapse of restriction period; (iv) amend the terms of any previously issued Grant, subject to the provisions of Section 18; and (v) deal with any other matters arising under the Plan. However, the Board may ratify or approve any Grants as it deems appropriate and has the authority to administer the Plan. To the extent that the Board makes Grants and administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to the Board.

(c)               Committee Determinations. The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any Grants awarded hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of RCM, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

Section 4.                 Grants

(a)               General. Grants under the Plan may consist of Options, SARs, Stock Units, Stock Awards, Dividend Equivalents and Other Stock-Based Awards. All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with the Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in the Grant Letter or an amendment to the Grant Letter. Grants under a particular Section of the Plan need not be uniform as among the Participants. All Grants shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, the Participant’s beneficiaries, and any other person having or claiming an interest under such Grant.

(b)               Minimum Vesting. Options, SARs, Stock Units, Stock Awards, or Other Stock-Based Awards granted under the Plan shall include regular vesting schedules that provide that no portion of such Grant shall vest earlier than one year from the Date of Grant. However, (i) for purposes of Grants granted to Non-Employee Directors, such Grants shall be deemed to satisfy this minimum vesting requirement if such Grants are granted on the date of the Company’s annual meeting of stockholders and vest on the date of the Company’s annual meeting of stockholders immediately following the Date of Grant (but not less than fifty (50) weeks following the Date of Grant), and (ii) subject to adjustments made in accordance with Section 5(d) below, up to five percent (5%) of the shares of Stock authorized under the Plan as set forth in Section 5(a) as of the Effective Date may be granted with respect to such Grants without regard to this minimum vesting requirement.

(c)               Dividends and Dividend Equivalents. Notwithstanding anything to the contrary herein, any dividends or Dividend Equivalents granted in connection with any Grant under the Plan shall vest and be paid only if and to the extent the underlying Grant vests and is paid.

Section 5.                 Shares of Stock Subject to the Plan

(a)               Shares Authorized. Subject to adjustment as described in Section 5(d) below, the aggregate number of shares of Stock that may be granted or transferred under the Plan shall be a maximum of 1,000,000 shares of Stock (the “Plan Limit”).

(b)               Source of Shares; Share Counting. The shares may be authorized, but unissued, shares of Stock or reacquired shares of Stock, including shares purchased by RCM on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Stock Awards, Stock Units, Dividend Equivalents or Other Stock-Based Awards are forfeited or terminated, or otherwise not paid in full, the shares subject to such Grants which have not been issued shall again be available for purposes of the Plan; provided, that (i) shares of Stock surrendered in payment of the exercise price of an Option shall not be available for re-issuance under the Plan, (ii) if SARs are exercised, the full number of shares subject to the SARs shall be considered issued under the Plan, without regard to the number of shares issued or transferred upon settlement of the SARs and without regard to any cash settlement of the SARs, (iii) to the extent that other Grants are paid in cash, and not in shares of Stock, any shares previously subject to such Grants shall not count against the share limits in subsection 5(a), and (iv) if shares of Stock otherwise issuable under the Plan are withheld by the Company in satisfaction of the withholding taxes incurred in connection with the issuance, vesting or exercise of any Grant or the issuance of Stock thereunder, then the number of shares of Stock available for issuance under the Plan shall be reduced by the net number of shares of Stock issued, vested or exercised under such Grant, calculated in each instance after payment of such share withholding. For the avoidance of doubt, if shares are repurchased by RCM on the open market with the proceeds of the exercise price of Options, such shares may not again be available for issuance under the Plan.

(c)               Individual Limits for Non-Employee Directors. The maximum aggregate grant date value of shares of Stock that may be subject to Grants made under the Plan to any Non-Employee Director during any calendar year shall not exceed $100,000 in total value. For purposes of this limit, the value of such Grants shall be calculated based on the Fair Market Value of such Grants on the Date of Grant.

(d)               Adjustments. If there is any change in the number or kind of shares of Stock outstanding by reason of (i) a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares; (ii) a merger, reorganization or consolidation; (iii) a reclassification or change in par value; or (iv) any other extraordinary or unusual event affecting the outstanding shares of Stock as a class without RCM’s receipt of consideration, or if the value of outstanding shares of Stock is substantially reduced as a result of a spinoff or RCM’s payment of an extraordinary dividend or distribution, the maximum number of shares of Stock available for issuance under the Plan, the maximum number of shares of Stock available for issuance as Incentive Stock Options, the number and kind of shares covered by outstanding Grants, the number and kind of shares issued or transferred and to be issued or transferred under the Plan, and the price per share or the applicable market value of such Grants shall be equitably adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such outstanding Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, in the event of a Change in Control, the provisions of Section 16 of the Plan shall apply. Any adjustments to outstanding Grants shall be consistent with sections 409A and 422 of the Code, to the extent applicable. Any adjustments determined by the Committee shall be final, binding and conclusive.

Section 6.                 Eligibility for Participation

(a)               Eligible Persons. All Employees, including Employees who are officers or members of the Board, Non-Employee Directors, and Consultants shall be eligible to participate in the Plan.

(b)               Selection of Participants. The Committee shall select the Employees, Consultants and Non-Employee Directors to receive Grants and shall determine the terms and conditions of the Grant and the number of shares of Stock subject to each Grant.

Section 7.                 Options

(a)               General Requirements. The Committee may grant Options to any Employee, Consultant or Non-Employee Director upon such terms and conditions as the Committee deems appropriate under this Section 7.

(b)               Number of Shares. The Committee shall determine the number of shares of Stock that will be subject to each Grant of Options to Employees, Consultants and Non-Employee Directors.

(c)               Type of Option and Price.

(i)                 The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of Incentive Stock Options and Nonqualified Stock Options, in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees of RCM or its Subsidiaries. Nonqualified Stock Options may be granted to Employees, Consultants and Non-Employee Directors.

(ii)              The Option Price shall be determined by the Committee and shall be equal to or greater than the Fair Market Value of the shares of Stock subject to the Grant on the Date of Grant; provided, however, that an Incentive Stock Option may not be granted to an Employee who, at the Date of Grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of RCM or any Parent or Subsidiary, unless the Option Price is not less than 110% of the Fair Market Value on the Date of Grant.

(d)               Option Term. The Committee shall determine the term of each Option. The term of an Option shall not exceed ten (10) years from the Date of Grant. However, an Incentive Stock Option that is granted to an Employee who, at the Date of Grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of RCM, or any Parent or Subsidiary, may not have a term that exceeds five (5) years from the Date of Grant.

(e)               Exercisability of Options. Subject to Section 4(b), Options shall become exercisable in accordance with such terms and conditions as may be determined by the Committee and specified in the Grant Letter. Subject to Section 4(b), the period for when any Option may first become exercisable shall be a minimum of one year from the Date of Grant. Notwithstanding the foregoing, the Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(f)                Grants to Non-Exempt Employees. Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six (6) months after the Date of Grant (except that such Options may become exercisable, as determined by the Committee, upon the Participant’s death, disability or retirement, or upon a Change in Control or other circumstances permitted by applicable regulations).

(g)               Termination of Employment or Service. Except as provided in the Grant Letter, an Option may only be exercised while the Participant is employed by, or providing service to, the Company. The Committee shall specify in the Grant Letter under what circumstances, if any, and during what time periods, if any, a Participant may exercise an Option after termination of employment or service.

(h)               Exercise of Options. A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to RCM or its designated agent. The Participant shall pay the Option Price and any withholding taxes for the Option (i) in cash or by certified or cashier’s check; (ii) with the approval of the Committee, by delivering shares of Stock owned by the Participant and having a Fair Market Value on the date of exercise equal to the Option Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Stock having an aggregate Fair Market Value on the date of exercise equal to the Option Price; (iii) payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board; (iv) with the approval of the Committee, by “net exercise,” which is the surrender of shares for which the Option is exercisable to RCM in exchange for a distribution of shares of Stock equal to the amount by which the then Fair Market Value of the shares subject to the exercised Option exceeds the applicable Option Price; (v) any combination of clauses (i), (ii), (iii) or (iv); or (vi) by such other method as the Committee may approve, to the extent permitted by applicable law. Shares of Stock used to exercise an Option pursuant to clause (ii) shall have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to RCM with respect to the Option. Payment for the shares pursuant to the Option, and any required withholding taxes, must be received by the time specified by the Committee depending on the type of payment being made.

(i)                 Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that if the aggregate Fair Market Value of the Stock on the Date of Grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of RCM or a Parent or Subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. The aggregate number of shares of Stock that may be issued under the Plan as Incentive Stock Options is 1,000,000, and all shares issued under the Plan as Incentive Stock Options shall count against the Plan Limit.

Section 8.                 SARs

(a)               General Requirements. The Committee may grant SARs to any Employee, Consultant or Non-Employee Director, upon such terms and conditions as the Committee deems appropriate under this Section 8. Each SAR shall represent the right of the Participant to receive, upon settlement of the SAR, shares of Stock or cash equal to the amount by which the Fair Market Value of a share of Stock on the date of exercise of the SAR exceeds the base amount of the SAR, as described below in Section 8(c).

(b)               Terms of SARs. The Committee shall determine the terms and conditions of SARs and may grant SARs separately from or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs shall be granted at the same time the Option is granted. The Committee will determine the number of SARs to be granted, the base amount, the vesting and other restrictions applicable to SARs and the period during which SARs will remain exercisable.

(c)               Base Amount. The Committee shall establish the base amount of the SAR at the time the SAR is granted; provided, however, that the base amount shall not be less than the Fair Market Value of a share of Stock on the Date of Grant.

(d)               Exercisability. Subject to Section 4(b), a SAR shall be exercisable during the period specified by the Committee in the Grant Letter and shall be subject to such vesting and other restrictions as may be specified in the Grant Letter. Subject to Section 4(b), the period for when any SAR may first become exercisable shall be a minimum of one year from the Date of Grant. Notwithstanding the foregoing, the Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

(e)               Grants to Non-Exempt Employees. Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six (6) months after the Date of Grant (except that such SARs may become exercisable, as determined by the Committee, upon the Participant’s death, disability or retirement, or upon a Change in Control or other circumstances permitted by applicable regulations).

(f)                Value of SARs. When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in cash, shares of Stock or a combination thereof. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying shares of Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (a).

(g)               Payment With Respect to SARs. The Committee shall determine whether the appreciation in a SAR shall be paid in the form of cash, in shares of Stock, or in a combination of the two, in such proportion as the Committee deems appropriate. For purposes of calculating the number of shares of Stock to be received, shares of Stock shall be valued at its Fair Market Value on the date of exercise of the SAR. If shares of Stock are to be received upon exercise of a SAR, cash shall be delivered in lieu of any fractional share.

(h)               Requirement of Employment or Service. The Committee shall determine in the Grant Letter under what circumstances a Participant may retain SARs after termination of the Participant’s employment or service, and the circumstances under which SARs may be forfeited.

Section 9.                 Stock Units

(a)               General Requirements. The Committee may grant Stock Units to any Employee, Consultant or Non-Employee Director, upon such terms and conditions as the Committee deems appropriate under this Section 9. Each Stock Unit shall represent the right of the Participant to receive a share of Stock or an amount based on the value of a share of Stock. All Stock Units shall be credited to accounts on RCM’s records for purposes of the Plan.

(b)               Terms of Stock Units. The Committee may grant Stock Units that are payable if specified performance goals or other conditions are met, or under other circumstances. Subject to Section 4(b), Stock Units may be paid at the end of a specified vesting or performance period, or payment may be deferred to a date authorized by the Committee. Subject to Section 4(b), the vesting period for any Stock Unit that is based solely upon a continuing employment or service relationship with the Company shall be a minimum of one year from the Date of Grant, and the vesting period for any Stock Unit that is based upon performance criteria shall be based upon performance over a minimum of one year. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units. Notwithstanding the foregoing, the Committee may determine to accelerate the vesting of any or all outstanding Stock Units at any time for any reason.

(c)               Payment With Respect to Stock Units. Payment with respect to Stock Units shall be made in cash, in shares of Stock, or in a combination of the two, as determined by the Committee. The Grant Letter shall specify the maximum number of shares that shall be paid under the Stock Units.

(d)               Requirement of Employment or Service. The Committee shall determine in the Grant Letter under what circumstances, if any, a Participant may retain Stock Units after termination of the Participant’s employment or service, and the circumstances under which Stock Units may be forfeited.

Section 10.             Stock Awards

(a)               General Requirements. The Committee may issue or transfer shares of Stock to an Employee, Consultant or Non-Employee Director under a Stock Award, upon such terms and conditions as the Committee deems appropriate under this Section 10. Shares of Stock issued or transferred pursuant to Stock Awards may be issued or transferred for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may establish conditions under which restrictions on Stock Awards shall lapse over a period of time, subject to Section 4(b), or according to such other criteria as the Committee deems appropriate, including restrictions based upon the achievement of specific performance goals. Subject to Section 4(b), the vesting period for any Stock Award that is based solely upon a continuing employment or service relationship with the Company shall be a minimum of one year from the Date of Grant, and the vesting period for any Stock Award that is based upon performance criteria shall be based upon performance over a minimum of one year. Notwithstanding the foregoing, the Committee may determine to accelerate the vesting and lapse of any Restriction Period of any or all outstanding Stock Awards at any time for any reason. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Grant Letter as the “Restriction Period.”

(b)               Number of Shares. The Committee shall determine the number of shares of Stock to be issued or transferred pursuant to a Stock Award and any restrictions applicable to such shares.

(c)               Requirement of Employment or Service. The Committee shall determine in the Grant Letter under what circumstances, if any, a Participant may retain Stock Awards after termination of the Participant’s employment or service, and the circumstances under which Stock Awards may be forfeited.

(d)               Restrictions on Transfer. During the Restriction Period, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except upon death as described in Section 15. Each certificate, or electronic book entry equivalent, for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant. The Participant shall be entitled to have the legend removed when all restrictions on such shares have lapsed. The Committee may retain possession of any stock certificates for Stock Awards until all restrictions on such shares have lapsed.

(e)               Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, the Participant shall have the right to vote shares subject to Stock Awards and to receive any dividends or other distributions paid on such shares during the Restriction Period. Dividends or other distributions with respect to a Stock Award shall be withheld during the applicable Restriction Period and shall be payable at the same time as the restrictions on the underlying Stock Award lapses. Accrued dividends or other distributions shall not accrue interest.

(f)                Lapse of Restrictions. All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee.

Section 11.               Dividend Equivalents

The Committee may include in a Grant Letter with respect to any grant of Stock Units or Other Stock-Based Awards a Dividend Equivalent right entitling the Participant to receive amounts equal to the ordinary dividends that would be paid, during the time the Stock Unit or Other Stock-Based Award is outstanding, on the shares of Stock covered by the Stock Unit or Other Stock-Based Award as if such shares were then outstanding. Dividend Equivalents may be accrued as contingent cash obligations and may be payable in cash, in shares of Stock or in a combination, and upon such terms and conditions as the Committee may establish. Notwithstanding the foregoing, any Dividend Equivalents granted in connection with unvested Stock Units or Other Stock-Based Awards shall be payable only if and to the extent the underlying Stock Unit or Other Stock-Based Award are payable, as determined by the Committee. For the avoidance of doubt, dividends or Dividend Equivalents shall not be granted in connection with Options or SARs.

Section 12.               Other Stock-Based Awards

The Committee may grant Other Stock-Based Awards, which are awards (other than those described in Sections 7, 8, 9, 10 and 11 of the Plan) that are based on, measured by or payable in Stock to any Employee, Non-Employee Director or Consultant, on such terms and conditions as the Committee shall determine. Subject to Section 4(b), Other Stock-Based Awards may be awarded subject to the achievement of performance goals or other conditions and may be payable in cash, shares of Stock or any combination of the foregoing, as the Committee shall determine. Subject to Section 4(b), the vesting period for any Other Stock-Based Award that is based solely upon a continuing employment or service relationship with the Company shall be a minimum of one year from the Date of Grant, and the vesting period for any Other Stock-Based Award that is based upon performance criteria shall be based upon performance over a minimum of one year. Notwithstanding the foregoing, the Committee may determine to accelerate the vesting of any or all outstanding Other Stock-Based Awards at any time for any reason.

Section 13.               Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares of Stock that would otherwise be due to the Participant in connection with any grant of Stock Units, Dividend Equivalents or Other Stock-Based Awards. The Committee shall establish rules and procedures for such deferrals, which shall be consistent with the requirements of section 409A of the Code.

Section 14.               Withholding of Taxes

(a)               Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. RCM may (i) require that the Participant or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, (ii) deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants, or (iii) RCM may take such other action as the Committee may deem advisable to enable RCM to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Grant. RCM may require the payment of any taxes before issuing any shares of Stock pursuant to the Grant.

(b)               Election to Withhold Shares. If the Committee so permits, a Participant may elect to satisfy the Company’s tax withholding obligation with respect to Grants paid in shares of Stock by having shares withheld, at the time such Grants become taxable, up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. In addition, with respect to any required tax withholding amount that exceeds the minimum applicable withholding tax rate, the Committee may permit a Participant to satisfy such tax withholding obligation with respect to such excess amount by providing that the Participant may elect to deliver to RCM shares of Stock owned by the Participant that have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to RCM. The elections described in this subsection (b) must be in a form and manner prescribed by the Committee and may be subject to the prior approval of the Committee.

Section 15.              Transferability of Grants

(a)               In General. Except as provided in this Section 15, only the Participant may exercise rights under a Grant during the Participant’s lifetime. A Participant may not transfer those rights except by will or by the laws of descent and distribution, or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order. When a Participant dies, the Successor Participant may exercise such rights in accordance with the terms of the Plan. A Successor Participant must furnish proof satisfactory to RCM of the Successor Participant’s right to receive the Grant under the Participant’s will or under the applicable laws of descent and distribution.

(b)               Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide in a Grant Letter that a Participant may transfer Nonqualified Stock Options to family members or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of a Nonqualified Stock Option and the transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Nonqualified Stock Option immediately before the transfer.

Section 16.              Consequences of a Change in Control

(a)               Assumption of Grants. Upon a Change in Control where RCM is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options and rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and other Grants that remain outstanding shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).

(b)               Other Alternatives. Notwithstanding the foregoing, in the event of a Change in Control, if any outstanding Options or SARs are not assumed or replaced with comparable options and rights in the surviving corporation (or a parent or subsidiary of the surviving corporation) and any other outstanding Grants are not converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation), the Committee may (but is not obligated to) take any of the following actions (or combination thereof) with respect to any or all outstanding Grants, without the consent of any Participant: (i) determine that outstanding Options and SARs shall accelerate and become exercisable, in whole or in part; (ii) determine that the restrictions and conditions on outstanding Stock Awards shall lapse, in whole or in part; (iii) determine that outstanding Stock Units, Dividend Equivalents and Other Stock-Based Awards shall be vested, in full or part; (iv) require that Participants surrender their outstanding Options and SARs in exchange for a payment by RCM, in cash, shares of Stock or other property, as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value subject to the Participant’s unexercised Options and SARs exceeds the Option Price of the Options or the base amount of the SARs, as applicable; (v) after giving Participants an opportunity to exercise their outstanding Options and SARs, the Committee may terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate; or (vi) determine that Participants shall receive a payment in settlement of outstanding Stock Units, Dividend Equivalents or Other Stock-Based Awards, if permitted under section 409A of the Code. Such acceleration, surrender, termination or settlement shall take place as of the date of the Change in Control or such other date as the Committee may specify. Without limiting the foregoing, if the per share Fair Market Value of the shares of Stock equals or is less than the per share Option Price or base amount, as applicable, the Company shall not be required to make any payment to the Participant upon surrender of the Option or SAR.

(c)               Other Transactions. The Committee may provide in a Grant Letter or any incentive, employee benefit, severance or change in control or similar plan of RCM, or any employment, severance, termination or similar agreement with any person who is a Participant, that a sale, divestiture, disposition or other transaction involving a Subsidiary or a division, group or business unit of RCM or a Subsidiary shall be considered a Change in Control for purposes of a Grant, or the Committee may establish other provisions that shall be applicable in the event of a specified transaction.

Section 17.              Requirements for Issuance of Shares

No shares of Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance of such shares have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Participant hereunder on such Participant’s undertaking in writing to comply with such restrictions on the Participant’s subsequent disposition of such shares of Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

Section 18.              Amendment and Termination of the Plan

(a)               Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without approval of the stockholders of RCM if such approval is required in order to comply with the Code or applicable laws, or to comply with applicable stock exchange requirements. Notwithstanding anything in the Plan to the contrary, the Board may amend the Plan in such manner as it deems appropriate in the event of a change in applicable law or regulations.

(b)               Prohibition on Repricing Programs. Notwithstanding anything in the Plan to the contrary, except in connection with a Change in Control transaction, the Committee shall not (i) implement any cancellation/regrant program pursuant to which outstanding Options or SARs under the Plan are cancelled and new Options or SARs are granted in replacement with a lower exercise price per share, (ii) cancel outstanding Options or SARs under the Plan with Option Prices or base prices per share in excess of the then current Fair Market Value per share of Stock for consideration payable in cash, equity securities of RCM or in the form of any other award under the Plan, or (iii) otherwise directly reduce the exercise price in effect for outstanding Options or SARs under the Plan, without in each such instance obtaining stockholder approval.

(c)               Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

(d)               Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Participant unless the Participant consents or unless the Committee acts under Section 19(c). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 19(c) below or may be amended by agreement of the Company and the Participant consistent with the Plan.

Section 19.               Miscellaneous

(a)               Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of RCM to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving RCM in substitution for a grant made by such corporation. The terms and conditions of the substitute Grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute Grants.

(b)               RCM Policies; Clawback Rights. All Grants under the Plan shall be subject to any applicable clawback or recoupment policies, share trading policies and any other policies that may be approved or implemented by the Board or the Committee, as in effect from time to time, whether or not approved before or after the Effective Date. In furtherance of the foregoing, to the extent permitted by applicable law, including without limitation section 409A of the Code, all amounts payable under the Plan are subject to offset in the event that a Participant has an outstanding clawback, recoupment or forfeiture obligation to the Company under the terms of any applicable Clawback Policy. In the event of a clawback, recoupment or forfeiture event under an applicable Clawback Policy, the amount required to be clawed back, recouped or forfeited pursuant to such policy shall be deemed not to have been earned under the terms of the Plan, and the Company shall be entitled to recover from the Participant the amount specified under the Clawback Policy to be clawed back, recouped or forfeited.

(c)               Compliance with Law. The Plan, the exercise of Options and the obligations of RCM to issue or transfer shares of Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of RCM that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of RCM that Incentive Stock Options comply with the applicable provisions of section 422 of the Code and, that, to the extent applicable, Grants comply with the requirements of section 409A of the Code. To the extent that any provision that is designed to comply with section 16 of the Exchange Act or sections 409A or 422 of the Code as set forth in the Plan ceases to be necessary under section 16 of the Exchange Act or required under sections 409A or 422 of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants.

(d)               Section 409A. The Plan is intended to comply with the requirements of section 409A of the Code, to the extent applicable. Each Grant shall be construed and administered such that the Grant either (i) qualifies for an exemption from the requirements of section 409A of the Code or (ii) satisfies the requirements of section 409A of the Code. If a Grant is subject to section 409A of the Code, (i) distributions shall only be made in a manner and upon an event permitted under section 409A of the Code, (ii) payments to be made upon a termination of employment shall only be made upon a “separation from service” under section 409A of the Code, (iii) payments to be made upon a Change in Control shall only be made upon a “change of control event” under section 409A of the Code, (iv) unless the Grant specifies otherwise, each payment shall be treated as a separate payment for purposes of section 409A of the Code, and (v) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with section 409A of the Code. Any Grant granted under the Plan that is subject to section 409A of the Code and that is to be distributed to a key employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Grant shall be postponed for six months following the date of the Participant’s separation from service, if required by section 409A of the Code. If a distribution is delayed pursuant to section 409A of the Code, the distribution shall be paid within thirty (30) days after the end of the six-month period. If the Participant dies during such six-month period, any postponed amounts shall be paid within sixty (60) days of the Participant’s death. The determination of key employees, including the number and identity of persons considered key employees and the identification date, shall be made by the Committee or its delegate each year in accordance with section 416(i) of the Code and the “specified employee” requirements of section 409A of the Code.

(e)               Enforceability. The Plan shall be binding upon and enforceable against RCM and its successors and assigns.

(f)                Funding of the Plan; Limitation on Rights. This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Participant or any other person. No Participant or any other person shall under any circumstances acquire any property interest in any specific assets of the Company. To the extent that any person acquires a right to receive payment from RCM hereunder, such right shall be no greater than the right of any unsecured general creditor of RCM. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

(g)               Rights of Participants. Nothing in this Plan shall entitle any Employee, Consultant, Non-Employee Director or other person to any claim or right to receive a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employment or service of the Company.

(h)               No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(i)                 Employees Subject to Taxation Outside the United States. With respect to Participants who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(j)                 Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Letters issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Nevada, without giving effect to the conflict of laws provisions thereof.